UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 26, 2022
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 8.01. Other Events
This Current Report on Form 8-K updates 3M’s Annual Report on Form 10-K for the year ended December 31, 2021 (“3M’s 2021 Annual Report”) to reflect the following changes effective in the first quarter of 2022 for all periods presented:
Business Segment Reporting Changes
Eliminating inclusion of dual credit in measure of segment operating performance
3M business segment operating performance measures were updated to no longer include dual credit to business segments for certain sales and related operating income. Management previously evaluated its business segments based on net sales and operating income performance, including dual credit reporting. 3M reflected additional (“dual”) credit to another business segment when the customer account activity (“sales district”) with respect to the particular product sold to the external customer was provided by a different business segment. For example, privacy screen protection products are primarily sold by the Display Materials and Systems Division within the Transportation and Electronics business segment; however, certain sales districts within the Consumer business segment provide the customer account activity for sales of the product to particular customers. In this example, the non-primary selling segment (Consumer) previously would also have received credit for the associated net sales initiated through its sales district and the related approximate operating income. The offset to the dual credit business segment reporting was reflected as a reconciling item entitled “Elimination of Dual Credit,” such that sales and operating income in total were unchanged.
Reflecting certain litigation-related costs in the Safety and Industrial segment's operating performance measure
3M's business segment operating performance measure with respect to its Safety and Industrial business segment was updated relative to litigation-related charges for respirator mask/asbestos litigation matters. Previously, 3M included these costs, when significant, as a special item within Corporate and Unallocated. 3M now includes all litigation-related costs associated with respirator/mask asbestos litigation matters within the Safety and Industrial business segment. For the periods presented, this change only impacted 2019.
Changes to Non-GAAP Measures - Certain Amounts Adjusted for Special Items
In addition to reporting financial results in accordance with U.S. GAAP, the 3M also provides non-GAAP measures that adjust for the impacts of special items. In the first quarter of 2022, the Company changed the extent of matters and charges/benefits it includes within special items with respect to net costs for significant litigation. Previously, 3M included net costs, when significant, associated with changes in accrued liabilities related to respirator mask/asbestos litigation and PFAS-related other environmental matters, along with associated tax impacts. The non-GAAP measure changes involved including net costs for litigation related to 3M's Combat Arms Earplugs, expanding net costs to include external legal fees and insurance recoveries associated with the applicable matters in addition to changes in accrued liabilities, and to include all such net costs for the applicable matters, not just when considered significant.
The preceding information is filed hereunder as Exhibit 99 which is incorporated herein by reference.
Item 9.01 of this Current Report on Form 8-K updates the information contained in 3M’s 2021 Annual Report to reflect the changes described above, which were effective during the first quarter of 2022, for all periods presented herein. Updates provided in this Form 8- K are contained in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and Part II, Item 8, “Financial Statements and Supplementary Data” (specifically Note 1, Significant Accounting Polices, Note 2, Revenue, and Note 19, Business Segment and Geographic Information).
By virtue of this Current Report, the Company will be able to incorporate the updated information by reference into future registration statements or post-effective amendments to existing registration statements. This Current Report does not update for other changes since the filing of 3M’s 2021 Annual Report (e.g. new developments in commitments and contingencies). For significant developments since the filing of 3M’s 2021 Annual Report, refer to subsequent 2022 Quarterly Reports on Form 10-Q.
Forward-Looking Statements
This Current Report contains forward-looking information about 3M's financial results and estimates and business prospects that involve substantial risks and uncertainties that could cause actual results to differ materially. A further description of these factors is located in this Current Report under “Cautionary Note Concerning Factors That May Affect Future Results” and “Risk Factors” in Exhibit 99, Part I, Items I and IA.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm
99
Updates, where applicable, to 3M’s 2021 Annual Report on Form 10-K include:
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data
Part IV, Item 16, Form 10-K Summary (updated by this Current Report on Form 8-K)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Monish Patolawala

Monish Patolawala,
Executive Vice President, Chief Financial and Transformation Officer (Principal Financial Officer)
Dated: April 26, 2022